UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2009

FIRST SOUTH BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Virginia	0-22219	56-1999749
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1311 Carolina Avenue, Washington, North Carolina	27889-2047
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (252) 946-4178

Not Applicable
(Former name or former address, if changed since last report))

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective May 28, 2009, the Board of Directors amended the Registrant’s Bylaws to increase the mandatory retirement age for members of the Board of Directors from 80 to 85 years of age.

A copy of the Registrant’s Bylaws, as amended, is filed with this Current Report as Exhibit 3(ii).

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following document is filed as an exhibit to this report:

3 (ii) Bylaws of First South Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOUTH BANCORP, INC.

By:	/s/ William L. Wall
William L. Wall
Executive Vice President, Chief Financial Officer and Secretary

Dated:    June 1, 2009